SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K
                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

        Date of Report (Date of earliest event reported) October 24, 2006

                                   MPLC, Inc.
             (Exact name of registrant as specified in its charter)

          Delaware                       34-51353                 06-1390025
(State or Other Jurisdiction     (Commission File Number)      (I.R.S. Employer
      of Incorporation)                                      Identification No.)

                      2121 Avenue of the Stars, Suite 1650
                          Los Angeles, California 90067

                         (Address of principal executive
                           offices including zip code)

                                 (310) 601-2500

                         (Registrant's telephone number,
                              including area code)

                  1775 Broadway, Suite 604, New York, NY 10019
          (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 1.01. Entry into a Material Definitive Agreement.

      On October 24, 2006, we entered into a Common Stock Purchase Agreement with Trinad Capital Master Fund, Ltd. ("Trinad") and certain of our stockholders, pursuant to which we have agreed to sell an aggregate of 69,750,000 shares of our common stock ("Common Stock"), representing 93% of our issued and outstanding shares of Common Stock on the closing date, to Trinad in a private placement transaction for aggregate gross proceeds to us of $750,000, $547,719.75 of which was used for the redemption described below, and $202,280.25 was used to pay all liabilities of the Company owed to Isaac Kier, a director and the former president, treasurer and secretary of the Company. The source of such capital was Trinad's working capital. The sale of the shares to Trinad, an accredited investor, was made pursuant to the exemptions from registration afforded by Section 4(2) of the Securities Act of 1933, as amended.

      Simultaneously with the sale of shares of Common Stock to Trinad, the Company redeemed 23,448,870 shares of Common Stock from certain stockholders of the Company for a purchase price of $547,719.75. In addition, following closing, Isaac Kier or First Americas Management LLC, an affiliate of Mr. Kier, was no longer obligated to provide office space or services to the Company.

Item 3.02. Unregistered Sales of Equity Securities

      As disclosed in Item 1.01 above.

Item 5.01. Changes in Control of Registrant.

      As disclosed in Item 1.01 above.

Item 5.02. Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers

      Effective upon the closing of the Common Stock Purchase Agreement (a) Sid Banon resigned as a Director of the Company, (b) Isaac Kier resigned as President, Treasurer and Secretary of the Company, (c) each of Robert S. Ellin and Barry I. Regenstein was appointed a Director of the Company, and will hold the seat until the next annual shareholder meeting can be held and until his successor is duly elected and qualified, (d) Robert S. Ellin was appointed as the Chief Executive Officer and President of the Company, and (e) Jay A. Wolf was appointed the Chief Financial Officer, Chief Operating Officer and Secretary of the Company.

Robert S. Ellin, 41, is a Managing Director of Trinad Capital LP, which is a hedge fund dedicated to investing in micro-cap public companies. Mr. Ellin currently sits on the board of Command Security Corporation (CMMD), ProLink Holdings Corporation (PLKH), U.S. Wireless Data, Inc. (USWI) and Mediavest, Inc
(MVSI). Prior to joining Trinad Capital LP, Mr. Ellin was the founder and President of Atlantis Equities, Inc., a personal investment company. Founded in 1990, Atlantis has actively managed an investment portfolio of small capitalization public company as well as select private company investments. Mr. Ellin frequently played an active role in Atlantis investee companies including Board representation, management selection, corporate finance and other advisory services. Through Atlantis and related companies Mr. Ellin spearheaded investments into ThQ, Inc. (OTC:THQI), Grand Toys (OTC: GRIN), Forward Industries, Inc. (OTC: FORD) and completed a leveraged buyout of S&S Industries, Inc. where he also served as President from 1996 to 1998. Prior to founding Atlantis Equities, Mr. Ellin worked in Institutional Sales at LF Rothschild and prior to that he was the Manager of Retail Operations at Lombard Securities. Mr. Ellin received a Bachelor of Arts from Pace University.

Barry I. Regenstein, 50, is the President and Chief Financial Officer of Command Security Corporation. Trinad is a significant shareholder of Command Security Corporation and Mr. Regenstein has formerly served as a consultant for Trinad. Mr. Regenstein has over 28 years of experience with 23 years of such experience in the aviation services industry. Mr. Regenstein was formerly Senior Vice President and Chief Financial Officer of Globe Ground North America (previously Hudson General Corporation), and previously served as the Corporation's Controller and as a Vice President. Prior to joining Hudson General Corporation in 1982, he had been with Coopers & Lybrand in Washington, D.C. since 1978. Mr. Regenstein currently sits of the boards of GTJ Co., Inc., ProLink Corporation
(PLKH), U.S. Wireless Data, Inc. (USWI) and Mediavest, Inc. (MVSI). Mr. Regenstein is a Certified Public Accountant and received his Bachelor of Science in Accounting from the University of Maryland and an M.S. in Taxation from Long Island University.

Jay A. Wolf, 34, is a Managing Director of Trinad Capital LP. Mr. Wolf currently sits on the board of Shells Seafood Restaurants (SHLL), ProLink Holdings Corporation (PLKH), StarVox Communications, Inc., Optio Software, Inc., U.S. Wireless Data, Inc. (USWI) and Mediavest, Inc. (MVSI). Mr. Wolf has ten years of investment and operations experience in a broad range of industries. Mr. Wolf's investment experience includes senior and subordinated debt, private equity, mergers & acquisitions and public equity investments. Prior to joining Trinad Capital LP, Mr. Wolf served as the Vice President of Corporate Development for a marketing communications firm where he was responsible for the company's acquisition program. Prior to that he worked at CCFL Ltd. a Toronto based merchant bank in the Senior Debt Department and subsequently for Trillium Growth Capital the firm's venture capital Fund. Mr. Wolf received a Bachelor of Arts from Dalhousie University.

Item 9.01 Financial Statements and Exhibits.

(c) Exhibits

Exhibit   Description
-------   -----------
10.01 Common Stock Purchase Agreement dated October 24, 2006 among Registrant, Trinad Capital Master Fund, Ltd. and certain stockholders of the Registrant.

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                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                        MPLC, Inc.
                                        (Registrant)

Dated: October 30, 2006


                                        /s/ Robert S. Ellin
                                        ----------------------------------------
                                        Robert S. Ellin
                                        President